UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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The Children’s Place Retail Stores, Inc.
(Name of Registrant as Specified In Its Charter)

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On July 21, 2009, The Children’s Place Retail Stores, Inc. published the following press release:

FOR IMMEDIATE RELEASE

RISKMETRICS GROUP RECOMMENDS THE CHILDREN’S PLACE STOCKHOLDERS VOTE FOR ALL THREE OF THE COMPANY’S DIRECTOR NOMINEES ON WHITE PROXY CARD

All Four Proxy Voting Advisory Firms Unanimously Support the Company’s Highly Qualified and Independent Incumbent Directors, Sally Frame Kasaks, Malcolm Elvey and Norman Matthews

Secaucus, New Jersey — July 21, 2009 — The Children’s Place Retail Stores, Inc. (Nasdaq: PLCE) today announced that RiskMetrics Group (formerly Institutional Shareholder Services or ISS), the leading independent proxy voting and corporate governance advisory firm, has recommended that stockholders vote FOR the election of all three of the Company’s highly qualified and independent incumbent directors, Sally Frame Kasaks, Malcolm Elvey, and Norman Matthews, on the WHITE proxy card at the 2009 Annual Meeting of Stockholders on July 31, 2009.  RiskMetrics recommends that stockholders DO NOT VOTE for Ezra Dabah’s hand-picked nominees as well as his bylaw restoration proposal.

Last week, the three other leading proxy voting advisory services, Glass Lewis & Co., PROXY Governance, Inc. and Egan-Jones Proxy Services, recommended that stockholders vote the Company’s WHITE proxy card FOR the election of all three of the Company’s director nominees to The Children’s Place Board of Directors.

In its analysis, RiskMetrics noted:

•      “RMG…recommends that shareholders support the incumbent nominees and vote FOR Ms. Kasaks, and Messrs. Elvey and Matthews.”

•      “Comparatively, PLCE’s share price has outperformed its peer group since Mr. Crovitz’s appointment as the CEO in Sept 2007.”

•      “…our findings show that the company’s financial performance since Mr. Crovitz has been CEO overall demonstrates positive performance relative to the company’s peers.”

•      “…we ascribe 2008 performance to Crovitz as he was directly involved with the daily running of the business from that fiscal year onward.”

•      “…shareholders seem to have benefited from the oversight provided by the interim management as indicated by PLCE’s share price performance since Mr. Crovitz’s appointment in Sept 2007.”

•      “…Wall Street also seems to be generally supportive of the interim management and incumbent board’s performance…”

Chuck Crovitz, a director and interim Chief Executive Officer, said, “We are gratified that after rigorous and careful analysis RiskMetrics, a highly regarded independent voice for investors, recommends that The Children’s Place stockholders vote FOR the Company’s nominees, Sally Frame Kasaks, Malcolm Elvey, and Norman Matthews.  We appreciate the support from all four independent proxy voting advisory firms for our highly qualified director slate, which reflects the significant achievements under the leadership of our incumbent directors since Ezra Dabah resigned as CEO in September of 2007. This endorsement for Sally, Malcolm and Norman further demonstrates that they have the experience, expertise and commitment to continue to grow The Children’s Place’s business and create value for stockholders.

Crovitz concluded, “Under the current Board and management team, The Children’s Place has been revitalized and is now positioned as a leading value-oriented retailer of children’s apparel and accessories.  We urge stockholders to follow the recommendation of RiskMetrics and the other three proxy voting advisory firms and vote to protect the value of their investment by supporting the Company’s independent nominees.”

The Children’s Place Board of Directors urges stockholders to vote the WHITE card promptly. If stockholders have any questions or need assistance in voting, please call MacKenzie Partners, Inc. who is acting as The Children’s Place proxy solicitor and can be reached toll-free at (800) 322-2885 or collect at (212) 929-5500. They can also be reached by e-mail at childrensplace@mackenziepartners.com.

About The Children’s Place Retail Stores, Inc.

The Children’s Place Retail Stores, Inc. is a leading specialty retailer of children’s merchandise. The Company designs, contracts to manufacture and sells high-quality, value-priced merchandise under the proprietary “The Children’s Place” brand name. As of July 4, 2009, the Company owned and operated 936 The Children’s Place stores and an online store at www.childrensplace.com.

Forward-Looking Statements

This press release may contain certain forward-looking statements regarding future circumstances. These forward-looking statements are based upon the Company’s current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results to differ materially.  Some of these risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” section of its annual report on Form 10-K for the fiscal year ended January 31, 2009. Included among the risks and uncertainties that could cause actual results, events and performance to differ materially are the risk that the Company will be unsuccessful in gauging fashion trends and changing consumer preferences, and the risks resulting from the highly competitive nature of the Company’s business and its dependence on consumer spending patterns, which may be affected by the downturn in the economy.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. The inclusion of any statement in this release does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material.

Important Information

The Company filed a definitive proxy statement and other relevant documents concerning the 2009 Annual Meeting of Stockholders with the United States Securities and Exchange Commission (“SEC”) on June 16, 2009. Before soliciting proxies, the Company will provide stockholders with the definitive proxy statement. The Company advises stockholders to read the definitive proxy statement because it contains important information about the election of directors and any other matters to be presented at the 2009 Annual Meeting of Stockholders. Stockholders may obtain free copies of the definitive proxy statement and other documents the Company files with the SEC at the SEC’s website at www.sec.gov. They may also access a copy of the company’s definitive proxy statement by accessing www.viewourmaterial.com/plce. In addition, stockholders may obtain a free copy of the definitive proxy statement and other related documents by contacting MacKenzie Partners toll-free at (800) 322-2885 or call collect at (212) 929-5500.

The Company, its directors, some of its executive officers and certain other of its employees are participants in the solicitation of proxies in respect of the matters to be considered at the 2009 Annual Meeting of Stockholders. Information about the participants is set forth in the definitive proxy statement. Information about the participants’ direct or indirect interests in the matters to be considered at the Annual Meeting is also contained in the proxy statement referred to above.

CONTACT:

Investors

Jane Singer

Vice President, Investor Relations, The Children’s Place Retail Stores, Inc.

(201) 453-6955

Media:

George Sard/Paul Caminiti/Nathaniel Garnick

Sard Verbinnen & Co

(212) 687-8080